Exhibit 10.1

SETTLEMENT AGREEMENT,
RELEASE OF CLAIMS, AND COVENANT NOT TO SUE

SETTLEMENT AGREEMENT, RELEASE OF CLAIMS, AND COVENANT NOT TO SUE (the “Settlement Agreement”) is made and entered into as of October 16, 2024 by and among Signing Day Sports, Inc., a Delaware corporation (“SDS” or the “Company”), Goat Farm Sports, LLC, a New Jersey limited liability company (“Goat Farm Sports”), Richard McGuinness, an individual (“McGuinness”), and Noel Mazzone, an individual (“Mazzone”). The Company, Goat Farm Sports, McGuinness and Mazzone are also each referred to herein as a “Party” and are collectively referred to herein as the “Parties.”

RECITALS

A. The Company and Goat Farm Sports entered into a Draft Sponsorship Agreement, dated September 9, 2022 (the “Sponsorship Agreement”), a copy of which is attached hereto as Exhibit 1.

B. Section B(4)(iv) of the Sponsorship Agreement provides that the Company will provide McGuinness certain shares of common stock, par value $0.0001 per share, of the Company (“common stock”) with a value equal to $175,000 for a role to be determined. Section B(4)(iv) of the Sponsorship Agreement further provides that McGuinness will provide Mazzone with certain shares of common stock with a value equal to $50,000 with rights to purchase additional shares of common stock with a value equal to $25,000 (the “Sponsorship Agreement Shares Obligation”).

C. The Parties are entering into this Settlement Agreement to discharge the Sponsorship Agreement Shares Obligation amicably and efficiently and thereby avoid the cost and uncertainties of litigation over the Sponsorship Agreement Share Obligation and to provide for releases of claims and covenants not to sue from each Party on the terms described more fully herein below.

NOW THEREFORE, in consideration of the mutual promises herein contained, the Parties hereto, intending to be legally bound, hereby agree as follows:

AGREEMENT

1. (a) The Sponsorship Agreement is hereby amended by deleting Section B(4)(iv) therein in its entirety and replacing it with the following:

“Subject to the approval of the Board of Directors of SDS (the “Board”) or the Compensation Committee of the Board, as applicable, and the entry into a standard form of consulting agreement between the Company and McGuinness and a standard form of consulting agreement between the Company and Mazzone, a restricted stock award (the “McGuinness Restricted Shares”) of 200,000 shares of the common stock, par value $0.0001 per share, of SDS (“common stock”), will be granted to Richard McGuinness (“McGuinness”) under the Signing Day Sports, Inc. Amended and Restated 2022 Equity Incentive Plan (the “Plan”) for a consultant role to be determined, and a restricted stock award (the “Mazzone Restricted Shares”) of 10,000 shares of common stock will be granted to Noel Mazzone (“Mazzone”) under the Plan for a consultant role to be determined. The McGuinness Restricted Shares and Mazzone Restricted Shares will be subject to the terms and conditions applicable to restricted stock granted under the Plan, and pursuant to a Restricted Stock Award Agreement in the standard form under the Plan, that is attached hereto as Attachment 1 (the “Restricted Stock Award Agreement”) and in accordance with applicable law. Notwithstanding the foregoing, SDS makes no representations or undertakings regarding the treatment of the McGuinness Restricted Shares and Mazzone Restricted Shares for purposes of Section 409A of the U.S. Internal Revenue Code (the “Code”) or any rule or regulation promulgated thereunder or any other section of the Code or any rule or regulation promulgated thereunder.

(b) A copy of Attachment 1 (i.e., the Restricted Stock Award Agreement) that is referenced in the amended and restated Section B(4)(iv) of the Sponsorship Agreement, as amended hereby, provided for in Section 1(a) hereof, is attached hereto as Exhibit 2.

(c) A copy of the form of each consulting agreement to be entered into with each of McGuinness and Mazzone that is referenced in the amended and restated Section B(4)(iv) of the Sponsorship Agreement, as amended hereby, provided for in Section 1(a) hereof, is attached hereto as Exhibit 3 and Exhibit 4, respectively.

2. Release of Claims and Covenant Not to Sue By McGuinness. With the exception of any claims for breach of this Settlement Agreement, McGuinness, for himself and the other McGuinness Releasors (as defined below):

(a) hereby releases, waives and forever discharges each of the SDS Releasees (as defined below) from all actions, claims, causes of action (whether in tort or contract), demands, invoices, warranties, damages, penalties, objections, promises, liabilities, suits, debts, dues, costs, expenses, accounts, covenants, reckonings, bills, controversies, agreements, injunctive relief, fees, variances, liens, extents, executions, obligations, rights to subrogation, rights to contribution, claims for attorney’s fees, interest, expenses and costs, judgments and executions of any kind, in law admiralty or equity, in any kind of forum, and compensations of any nature whatsoever, and liabilities of any kind whatsoever, whether known or unknown, accrued, liquidated or unliquidated, suspected or unsuspected, contingent or otherwise, that are related to the Sponsorship Agreement Shares Obligation or the Sponsorship Agreement (including the negotiation of the Sponsorship Agreement, any amendment thereto, or the consideration required under the Sponsorship Agreement or any amendment thereto) that each of the McGuinness Releasors, whether individually or collectively, or any of them, ever had, now has or have, or hereafter may have against each of the SDS Releasees, whether individually or collectively, or any of them, up to and including the date first set forth above. Notwithstanding the foregoing provisions, the release of claims under this Section 2(a) does not include claims, if any, that McGuinness may have under the federal Age Discrimination in Employment Act or analogous state or local laws or ordinances. The claims released by this Section 2(a) are referred to collectively as the “McGuinness Released Claims;” and,

(b) agrees not to commence any action or initiate any proceeding in any court, arbitration forum, or regulatory or administrative agency against SDS or any of the other SDS Releasees on the basis of any of the McGuinness Released Claims.

The release of claims and covenant not to sue set forth in this Section 2 will become effective upon McGuinness’ receipt of the McGuinness Restricted Shares.

3. Release of Claims and Covenant Not to Sue By Mazzone. With the exception of any claims for breach of this Settlement Agreement, Mazzone, for himself and the other Mazzone Releasors (as defined below):

(a) hereby releases, waives and forever discharges each of the SDS Releasees (as defined below) from all actions, claims, causes of action (whether in tort or contract), demands, invoices, warranties, damages, penalties, objections, promises, liabilities, suits, debts, dues, costs, expenses, accounts, covenants, reckonings, bills, controversies, agreements, injunctive relief, fees, variances, liens, extents, executions, obligations, rights to subrogation, rights to contribution, claims for attorney’s fees, interest, expenses and costs, judgments and executions of any kind, in law admiralty or equity, in any kind of forum, and compensations of any nature whatsoever, and liabilities of any kind whatsoever, whether known or unknown, accrued, liquidated or unliquidated, suspected or unsuspected, contingent or otherwise, that are related to the Sponsorship Agreement Shares Obligation or the Sponsorship Agreement (including the negotiation of the Sponsorship Agreement, any amendment thereto, or the consideration required under the Sponsorship Agreement or any amendment thereto) that each of the Mazzone Releasors, whether individually or collectively, or any of them, ever had, now has or have, or hereafter may have against each of the SDS Releasees, whether individually or collectively, or any of them, up to and including the date first set forth above. Notwithstanding the foregoing provisions, the release of claims under this Section 3(a) does not include claims, if any, that Mazzone may have under the federal Age Discrimination in Employment Act or analogous state or local laws or ordinances. The claims released by this Section 3(a) are referred to collectively as the “Mazzone Released Claims;” and,

(b) agrees not to commence any action or initiate any proceeding in any court, arbitration forum, or regulatory or administrative agency against SDS or any of the other SDS Releasees on the basis of any of the Mazzone Released Claims.

The release of claims and covenant not to sue set forth in this Section 3 will become effective upon Mazzone’s receipt of the Mazzone Restricted Shares.

4. Release of Claims and Covenant Not to Sue By Goat Farm Sports. With the exception of any claims for breach of this Settlement Agreement, Goat Farm Sports, for itself and the other Goat Farm Sports Releasors (as defined below):

(a) hereby releases, waives and forever discharges each of the SDS Releasees (as defined below) from all actions, claims, causes of action (whether in tort or contract), demands, invoices, warranties, damages, penalties, objections, promises, liabilities, suits, debts, dues, costs, expenses, accounts, covenants, reckonings, bills, controversies, agreements, injunctive relief, fees, variances, liens, extents, executions, obligations, rights to subrogation, rights to contribution, claims for attorney’s fees, interest, expenses and costs, judgments and executions of any kind, in law admiralty or equity, in any kind of forum, and compensations of any nature whatsoever, and liabilities of any kind whatsoever, whether known or unknown, accrued, liquidated or unliquidated, suspected or unsuspected, contingent or otherwise, that are related to the Sponsorship Agreement Shares Obligation or the Sponsorship Agreement (including the negotiation of the Sponsorship Agreement, any amendment thereto, or the consideration required under the Sponsorship Agreement or any amendment thereto) that each of the Goat Farm Sports Releasors, whether individually or collectively, or any of them, ever had, now has or have, or hereafter may have against each of the SDS Releasees, whether individually or collectively, or any of them, up to and including the date first set forth above. The claims released by this Section 4(a) are referred to collectively as the “Goat Farm Sports Released Claims;” and,

(b) agrees not to commence any action or initiate any proceeding in any court, arbitration forum, or regulatory or administrative agency against SDS or any of the other SDS Releasees on the basis of any of the Goat Farm Sports Released Claims.

The release of claims and covenant not to sue set forth in this Section 4 will become effective upon McGuinness’ receipt of the McGuinness Restricted Shares and Mazzone’s receipt of the Mazzone Restricted Shares.

5. Release of Claims and Covenant Not to Sue By SDS. With the exception of any claims for breach of this Settlement Agreement, SDS, for itself and SDS Releasors (as defined below):

(a) hereby releases, waives and forever discharges each of the McGuinness Releasees, Mazzone Releasees and Goat Farm Sports Releasees (as defined below) from all actions, claims, causes of action (whether in tort or contract), demands, invoices, warranties, damages, penalties, objections, promises, liabilities, suits, debts, dues, costs, expenses, accounts, covenants, reckonings, bills, controversies, agreements, injunctive relief, fees, variances, liens, extents, executions, obligations, rights to subrogation, rights to contribution, claims for attorney’s fees, interest, expenses and costs, judgments and executions of any kind, in law admiralty or equity, in any kind of forum, and compensations of any nature whatsoever, and liabilities of any kind whatsoever, whether known or unknown, accrued, liquidated or unliquidated, suspected or unsuspected, contingent or otherwise, that are related to the Sponsorship Agreement Shares Obligation or the Sponsorship Agreement (including the negotiation of the Sponsorship Agreement, any amendment thereto, or the consideration required under the Sponsorship Agreement or any amendment thereto) that each of the SDS Releasors, whether individually or collectively, or any of them, ever had, now has or have, or hereafter may have against each of the each of the McGuinness Releasees, Mazzone Releasees and Goat Farm Sports Releasees, whether individually or collectively, or any of them, up to and including the Effective Date. The claims released by this Section 5(a) are referred to collectively as the “SDS Released Claims;” and,

(b) agrees not to commence any action or initiate any proceeding in any court, arbitration forum, or regulatory or administrative agency against McGuinness, Mazzone, Goat Farm Sports or any of the other McGuinness Releasees, Mazzone Releasees or Goat Farm Sports Releasees on the basis of any of the SDS Released Claims.

The release of claims and covenant not to sue set forth in this Section 5 will become effective upon the release of claims and covenant not to sue set forth in the Sections 2, 3 and 4 becoming effective.

6. As used in this Settlement Agreement:

(a) The term “SDS Releasors” and “SDS Releasees” means SDS and its predecessors, parent companies, affiliated companies (including, without limitation, subsidiaries), successors, and assigns, and all of its and their respective past, present and future directors, officers, members, managers, employees, attorneys, representatives, agents, and insurers.

(b) The term “McGuinness Releasors” and “McGuinness Releasees” means McGuinness and McGuinness’ representatives, executors, heirs, employees, attorneys, affiliates, and assigns, and all of McGuinness’ and their respective past, present and future directors, officers, members, managers, employees, attorneys, representatives, agents, and insurers.

(c) The term “Mazzone Releasors” and “Mazzone Releasees” means Mazzone and Mazzone’s representatives, executors, heirs, employees, attorneys, affiliates, and assigns, and all of Mazzone’s and their respective past, present and future directors, officers, members, managers, employees, attorneys, representatives, agents, and insurers.

(d) The term “Goat Farm Sports Releasors” and “Goat Farm Sports Releasees” means Goat Farm Sports and Goat Farm Sports’ representatives, executors, heirs, employees, attorneys, affiliates, and assigns, and all of Goat Farm Sports’ and their respective past, present and future directors, officers, members, managers, employees, attorneys, representatives, agents, and insurers.

7. (a) McGuinness represents, acknowledges, and warrants that, as of the date he has signed this Settlement Agreement: (i) McGuinness knows of no pending lawsuits, claims, or actions that he or any of the McGuinness Releasors has filed in his or any of the McGuinness Releasors’ name or on behalf of any other person or entity against SDS or any of the SDS Releasees related to the Sponsorship Agreement Shares Obligation or the Sponsorship Agreement; (ii) there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims released in Section 2(a) of this Settlement Agreement and no authorization of a third party is needed to release any of the claims released in Section 2(a); (iii) McGuinness has not assigned, hypothecated, conveyed, transferred, or otherwise granted or given any interest in the claims, demands, damages, rights, actions, causes of action, suits, contracts, agreements, obligations, accounts, defenses, offsets and liabilities released under Section 2(a) of this Settlement Agreement; (iv) McGuinness has read this Settlement Agreement and had the opportunity to consult with legal counsel of his own choosing before executing it; and (v) McGuinness understands the provisions of this Settlement Agreement, including those in Section 2 regarding his release of claims and covenant not to sue.

(b) Mazzone represents, acknowledges, and warrants that, as of the date he has signed this Settlement Agreement: (i) Mazzone knows of no pending lawsuits, claims, or actions that he or any of the Mazzone Releasors has filed in his or any of the Mazzone Releasors’ name or on behalf of any other person or entity against SDS or any of the SDS Releasees related to the Sponsorship Agreement Shares Obligation or the Sponsorship Agreement; (ii) there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims released in Section 3(a) of this Settlement Agreement and no authorization of a third party is needed to release any of the claims released in Section 3(a); (iii) Mazzone has not assigned, hypothecated, conveyed, transferred, or otherwise granted or given any interest in the claims, demands, damages, rights, actions, causes of action, suits, contracts, agreements, obligations, accounts, defenses, offsets and liabilities released under Section 3(a) of this Settlement Agreement; (iv) Mazzone has read this Settlement Agreement and had the opportunity to consult with legal counsel of his own choosing before executing it; and (v) Mazzone understands the provisions of this Settlement Agreement, including those in Section 3 regarding his release of claims and covenant not to sue.

(c) Goat Farm Sports represents, acknowledges, and warrants that, as of the date it has signed this Settlement Agreement: (i) Goat Farm Sports knows of no pending lawsuits, claims, or actions that it or any of the Goat Farm Sports Releasors has filed in its or any the Goat Farm Sports Releasors’ name or on behalf of any other person or entity against SDS or any of the SDS Releasees related to the Sponsorship Agreement Shares Obligation or the Sponsorship Agreement; (ii) there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims released in Section 4(a) of this Settlement Agreement and no authorization of a third party is needed to release any of the claims released in Section 4(a); (iii) Goat Farm Sports has not assigned, hypothecated, conveyed, transferred, or otherwise granted or given any interest in the claims, demands, damages, rights, actions, causes of action, suits, contracts, agreements, obligations, accounts, defenses, offsets and liabilities released under Section 4(a) of this Settlement Agreement; (iv) Goat Farm Sports has read this Settlement Agreement and had the opportunity to consult with legal counsel of its own choosing before executing it; and (v) Goat Farm Sports understands the provisions of this Settlement Agreement, including those in Section 4 regarding its release of claims and covenant not to sue.

(d) SDS represents, acknowledges, and warrants that, as of the date it has signed this Settlement Agreement: (i) SDS’ undersigned representative has the authority to act on its behalf, execute this Agreement on its behalf, and legally bind it and all who may claim through it to the terms and conditions of this Agreement; (ii) SDS knows of no pending lawsuits, claims, or actions that it or any of the SDS Releasors has filed in SDS’s name or on behalf of any other person or entity against McGuinness, any of the McGuinness Releasees, Mazzone, any of the McGuinness Releasees, Goat Farm Sports, or any of the Goat Farm Sports Releasees related to the Sponsorship Agreement Shares Obligation or the Sponsorship Agreement; (iii) there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims released in Section 5(a) of this Settlement Agreement and no authorization of a third party is needed to release any of the claims released in Section 5(a); (iv) SDS has not assigned, hypothecated, conveyed, transferred, or otherwise granted or given any interest in the claims, demands, damages, rights, actions, causes of action, suits, contracts, agreements, obligations, accounts, defenses, offsets and liabilities released under Section 5(a) of this Settlement Agreement; (v) SDS, through an authorized representative, has read this Settlement Agreement and had the opportunity to consult with legal counsel of SDS’s own choosing before executing it; and (vi) SDS understands the provisions of this Settlement Agreement, including those in Section 5 regarding its release of claims and covenant not to sue.

(e) Each Party acknowledges to the other Parties that none of the other Parties nor any agent or attorney of the other Parties has made any representation, promise, or warranty whatsoever, express or implied, written or oral, not contained in this Settlement Agreement concerning the subject matter hereof to induce it to execute this Settlement Agreement, and each of the Parties acknowledges that it has not executed this Settlement Agreement in reliance on any representation, promise, or warranty not contained herein.

8. All notices required under this Settlement Agreement shall be in writing, and shall be deemed sufficiently given if delivered to the addressees in person, by FedEx or similar receipted delivery, or by email, as follows: If to SDS: Signing Days Sports, Inc., 8355 East Hartford Rd., Suite 100, Scottsdale, AZ 85255, Attention: Craig Smith, craig@signingdaysports.com, with a copy (which shall not constitute notice) to: Lucy Zou, Esq., Bevilacqua PLLC, 1050 Connecticut Ave., N.W., Suite 500, Washington, DC 20036, Lucy@bevilacquapllc.com; If to McGuinness: Richard McGuinness, 14 Hemlock Road, Columbia, New Jersey, 07832, rmcguinness1776@gmail.com, with a copy (which shall not constitute notice) to: John Minneno, Esq, 1010 Kings Highway South, Building 1,2nd Floor, Cherry Hill, NJ, 08034; If to Mazzone: Noel Mazzone, 7844 E Sweetwater Ave, Scottsdale AZ, 85260, Nzonefootball@gmail.com, [with a copy (which shall not constitute notice) to: Michael Kolodzi,1801 Century Park East, Suite 2500, Los Angeles, CA 90067; If to Goat Farm Sports: Richard McGuinness, 14 Hemlock Road, Columbia, New Jersey, 07832, rmcguinness1776@gmail.com; or to such other address as either of the Parties by notice to the other Party may designate from time to time.

9. This Settlement Agreement shall be deemed to have been made and delivered in the State of Arizona and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of Arizona without regard to principles of conflicts of law thereof.

10. (a) Unless otherwise provided in this Settlement Agreement, the exclusive forum and venue for the resolution of any Controversy (as defined below) shall be the state or federal courts whose jurisdictional territory includes either Dallas County, Texas or Maricopa County, Arizona. Each Party consents to personal jurisdiction and venue in those courts for litigation of a Controversy, and each Party waives any forum non conveniens objection to litigating a Controversy in those courts. As used in this Settlement Agreement, “Controversy” means a controversy or claim between the Parties arising out of or relating to this Settlement Agreement or the Sponsorship Agreement, as amended.

(b) In any legal action concerning this Settlement Agreement, the prevailing party shall be entitled to recover its reasonable costs and attorneys’ fees.

11. If at any time after the date of the full execution of this Settlement Agreement any provision of it shall be held by any court of competent jurisdiction to be illegal, void, or unenforceable, such provision shall be of no force and effect. The illegality, voidness, or unenforceability of such provision shall have no effect upon, and shall not impair the enforceability of, any other provision of this Settlement Agreement; provided, however, that if:

(a) Section 2 is held to be illegal, void, or unenforceable in whole or in part, McGuinness agrees to promptly execute a legal, valid, and enforceable release and waiver of claims and covenant not to sue in favor of the SDS and the other SDS Releasees equal in scope to the release and waiver of claims and covenant not to sue provided in Section 2 and, in the event that such a legal, valid, and enforceable release and waiver of claims and covenant to sue cannot be or is not obtained, then McGuinness shall be deemed to have assigned, transferred, and conveyed the McGuinness Released Claims as described in Section 2 to SDS;

(b) Section 3 is held to be illegal, void, or unenforceable in whole or in part, Mazzone agrees to promptly execute a legal, valid, and enforceable release and waiver of claims and covenant not to sue in favor of the SDS and the other SDS Releasees equal in scope to the release and waiver of claims and covenant not to sue provided in Section 3 and, in the event that such a legal, valid, and enforceable release and waiver of claims and covenant to sue cannot be or is not obtained, then Mazzone shall be deemed to have assigned, transferred, and conveyed the Mazzone Released Claims as described in Section 3 to SDS;

(c) Section 4 is held to be illegal, void, or unenforceable in whole or in part, Goat Farm Sports agrees to promptly execute a legal, valid, and enforceable release and waiver of claims and covenant not to sue in favor of the SDS and the other SDS Releasees equal in scope to the release and waiver of claims and covenant not to sue provided in Section 4 and, in the event that such a legal, valid, and enforceable release and waiver of claims and covenant to sue cannot be or is not obtained, then Goat Farm Sports shall be deemed to have assigned, transferred, and conveyed the Goat Farm Sports Released Claims as described in Section 4 to SDS; or

(a) Section 5 is held to be illegal, void, or unenforceable in whole or in part, SDS agrees to promptly execute a legal, valid, and enforceable release and waiver of claims and covenant not to sue in favor of McGuinness, Mazzone, Goat Farm Sports, the other McGuinness Releasees, the other Mazzone Releasees, and the other Goat Farm Sports Releasees equal in scope to the release and waiver of claims and covenant not to sue provided in Section 5 and, in the event that such a legal, valid, and enforceable release and waiver of claims and covenant to sue cannot be or is not obtained, then SDS shall be deemed to have assigned, transferred, and conveyed the SDS Released Claims as described in Section 5 to McGuinness, Mazzone and Goat Farm Sports.

12. The Parties have entered into this Settlement Agreement as a compromise and final settlement of matters relating to the Sponsorship Agreement Shares Obligation and the Sponsorship Agreement (including the negotiation of the Sponsorship Agreement, amendment thereto, and the consideration required under the Sponsorship Agreement or any amendment thereto), and, therefore, this Settlement Agreement is not intended, and thus it shall not be construed, as an admission by any Party as to liability or wrongdoing of any kind.

13. The Parties agree to take all actions and to make, deliver, and/or sign any other documents and instruments that are necessary to carry out the terms, provisions, purpose, and intent of this Settlement Agreement.

14. The Parties intend that this Settlement Agreement be legally binding upon and shall inure to the benefit of each of them and their respective successors and assigns.

15. This Settlement Agreement constitutes the entire agreement and understanding of the Parties and supersedes all prior negotiations and/or agreements, proposed or otherwise, written or oral, concerning the subject matter of this Settlement Agreement. No modification of this Settlement Agreement shall be binding unless in writing and signed by each of the Parties hereto.

16. Each Party acknowledges that it has shared equally in the drafting of this Settlement Agreement. Therefore, should any provision of this Settlement Agreement require interpretation or construction, the court, judge, tribunal or other person or body interpreting or construing this Settlement Agreement shall not apply a presumption against one Party over the other Party by reason of the rule of construction that a document is to be construed more strictly against the party who prepared the document.

17. The failure of any Party to this Settlement Agreement at any time to enforce any provision of this Settlement Agreement will in no way constitute or be construed as a waiver of such provision or of any other provision hereof, or in any way affect the validity of, or the right thereafter to enforce, each and every provision of this Settlement Agreement.

18. Notwithstanding anything to the contrary contained in this Settlement Agreement, nothing herein prohibits, restricts, or limits, or is intended to prohibit, restrict, or limit, a Party’s ability to:

(a) report or communicate about unlawful employment harassment, assault or discrimination at or by the other Party, its predecessors, direct and indirect affiliates, related companies, successors, assigns, or past or present officers, directors, or employees of any of those entities that occurred at any time either before or after the date first set forth above, provided that such report or communication is made solely to or with the appropriate federal, state or local government official or agency with responsibility for investigating or addressing such unlawful employment harassment, assault or discrimination or to or with the first Party’s own attorney; or

(b) report a possible violation of federal or state securities laws or regulations by a Party, its predecessors, direct and indirect affiliates, related companies, successors, assigns, or past or present officers, directors, or employees of any of those entities that occurred at any time either before or after the date first set forth above to the United States Securities and Exchange Commission (“SEC”) or any state securities commission, or communicate with the first Party’s own attorney, the SEC staff, or the staff of any state securities commission.

19. This Settlement Agreement may be executed by the Parties in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Parties agree that signatures by PDF or other electronic signatures (e.g., those via DocuSign) to this Agreement are authentic and have the same force and effect as original, manual signatures.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be duly executed and delivered as of the date first set forth above.

Richard McGuinness		Signing Day Sports, Inc.

Signed:	/s/ Richard McGuinness	By:	/s/ Daniel Nelson
Date signed: October 17, 2024		Name:	Daniel Nelson
		Title:	Chief Executive Officer
Date signed: October 17, 2024

Noel Mazzone		Goat Farm Sports, llc

Signed:	/s/ Noel Mazzone	By:	/s/ Richard McGuinness
Date signed: October 16, 2024		Name:	Richard McGuinness
		Title:	Chairman
Date signed: October 17, 2024

EXHIBIT 1

Draft Sponsorship Agreement, dated September 9, 2022, between Signing Day Sports, Inc. and Goat Farm Sports

(See attached)

EXHIBIT 2

Form of Restricted Stock Award Agreement

(See attached)

EXHIBIT 3

Form of McGuinness Consulting Agreement

(See attached)

EXHIBIT 4

Form of Mazzone Consulting Agreement

(See attached)

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